UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 29, 2025
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Tradeweb Markets Inc.
(Exact name of registrant as specified in charter)
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Delaware	001-38860	83-2456358
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

245 Park Avenue New York, New York		10167
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (646) 430-6000
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.00001	TW	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into A Material Definitive Agreement.

Tradeweb Markets LLC (“Tradeweb Markets”), a wholly owned subsidiary of Tradeweb Markets Inc. (the “Company”), and Refinitiv US LLC and Refinitiv US Organization LLC (together, the “LSEG Parties”) reached an agreement-in-principle to renew the current data schedules under the master data license agreement, effective as of November 1, 2023, between Tradeweb Markets and the LSEG Parties (the “Master Data Agreement”) for an additional three-year term (the “Renewal”). The contemplated Renewal is expected to apply retrospectively to November 1, 2025 and to reflect the broader and deeper quality of data now being provided by Tradeweb Markets under the Master Data Agreement. The contemplated Renewal remains subject to execution of definitive documentation, as well as other factors, including Board approval. Therefore, as contemplated in the current data schedules, on October 29, 2025, Tradeweb Markets delivered notice to the LSEG Parties to commence a 12-month transition period while the Renewal is finalized.
The LSEG Parties are affiliates of the London Stock Exchange Group plc (“LSEG”), which is the indirect controlling stockholder of the Company. Affiliates of LSEG have various relationships with the Company. For further information, see the Company’s Definitive Proxy Statement on Schedule 14A, filed on March 27, 2025.

Item 2.02. Results of Operations and Financial Condition.

On October 30, 2025, the Company issued a press release, a copy of which is furnished as Exhibit 99.1 hereto and incorporated herein by reference, announcing financial results for the quarter ended September 30, 2025.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits:

Exhibit Number	Exhibit Description

99.1	Press Release of Tradeweb Markets Inc., dated October 30, 2025, announcing Third Quarter 2025 Financial Results.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRADEWEB MARKETS INC.

Date: October 30, 2025	By:	/s/ Douglas Friedman
Name: Douglas Friedman
Title: Chief Legal Officer